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Exhibit 32.1

CERTIFICATION of
CHIEF EXECUTIVE OFFICER
PURSUANT to 18 U.S.C. SECTION 1350

        In connection with the Annual Report of EF Johnson Technologies, Inc. (the "Company") on Form 10-K for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael E. Jalbert, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          1.     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ MICHAEL E. JALBERT Michael E. Jalbert Chief Executive Officer
Date: March 31, 2010

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by Company and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
CERTIFICATION of CHIEF EXECUTIVE OFFICER PURSUANT to 18 U.S.C. SECTION 1350